UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: January 24, 2007 (Date of earliest event reported)
Northern Empire Bancshares (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-51318 (Commission File Number)	94-2830529 (IRS Employer Identification Number)

801 Fourth Street (Address of principal executive offices)		95404 (Zip Code)
(707)579-2265 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 24, 2007 Northern Empire Bancshares issued a press release announcing its financial results for 2006. A copy of the press release is attached hereto as Exhibit 99.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

Exhibit 99 Press Release dated January 24, 2007

            99.1       Press Release of Northern Empire Bancshares dated January 24, 2007

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2007	NORTHERN EMPIRE BANCSHARES By: /s/ Deborah A. Meekins Deborah A. Meekins President & Chief Executive Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Northern Empire Bancshares dated January 24, 2007